INCOME TAXES (Aggregate amount and per share effect of the tax holiday and preferential tax rate) (Details) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
Dec. 31, 2016 CNY (¥) ¥ / shares
Aggregate amount and per share effect of the tax holiday and preferential tax rate
The aggregate amount of tax holiday and preferential tax rate | ¥	¥ 265,545
The aggregate effect on basic and diluted net income per share:
- Basic	¥ 2.2458
- Diluted	¥ 2.2326